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                                     PROMISSORY NOTE


             $200,000.00              New York, NY            February 10, 1995

                      FOR VALUE RECEIVED, on February 9, 1996 (the "Maturity
             Date"), the undersigned, LMA Ltd., an Isle of Man corporation with offices at Ballarose, Hillbury Green, Douglas, Isle of Man, British Isles IM26DE (the "Payor"), hereby promises to pay to the order of ROCKY MOUNT UNDERGARMENT CO., INC. (the "PAYEE") at 350 Fifth Avenue, New York, NY 10118, or at such other place as may be designated in writing by the Payee, the principal sum of TWO HUNDRED THOUSAND AND 00/100 ($200,000.00) DOLLARS, in lawful money of the United States of America at the time of payment, together with interest on the unpaid principal hereof from time to time outstanding from the date hereof until payment at the rate of nine (9%) percent per annum.

                       If the entire principal owing hereon is not paid or
             forgiven on or before the Maturity Date, the entire balance then outstanding shall bear interest at a per annum rate equal to the lessor of (a) the highest rate for which the undersigned may legally contract under applicable laws or (b) twelve (12%) percent per annum.

                       If this Note is not paid at maturity, and the same is
             placed in the hands of any attorney for collection or if collection by suit or through the probate court, bankruptcy court, or by an other legal proceedings is sought, Payor agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof.

                       Payor and each surety, guarantor, endorser, and other
             party ever liable for payment of any sums of money payable on this Note, jointly and severally waive notice, presentment and demand for payment, protest, notice of protest and non-payment of dishonor, diligence in collection, and grace, and consent to all extensions without notice for any periods of time and partial payments, before or after maturity, without prejudice to the holder. The holder shall have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any party any extensions of time for payment of any said indebtedness, or to grant any other indulgences or forebearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                        The invalidity, or unenforceability in particular
             circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby.


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                     This Note may be prepaid, in whole or in part, at any
           time without penalty.

                     This Note and all the covenants, promises, and agreements contained herein shall be binding upon and inure to the benefit of the respective legal and personal representatives, devisees, heirs, successors, and assigns of Payors and the holder hereof.

                     This Note may not be assigned or negotiated by the holder.

                     This Note is issued pursuant to, and subject to the terms and conditions of that certain Stock Purchase Agreement between ROCKY MOUNT UNDERGARMENT CO., INC., a Delaware corporation ("Rocky Mount" or the "Company") and PAUL SUTTON, residing at 32 Rose Avenue, South Woodford, London E18, England ("Sutton") dated as of January 19, 1995, as assigned and amended.


                                      PAYOR:

                                      LMA Ltd.

                                 By:  ---------------------------------
                               Name:  Paul Sutton
                              Title:  Auth. Agent


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          This Note may be prepaid, in whole or in part, at any time without penalty.

          This Note and all the covenants, promises, and agreements contained herein shall be binding upon and inure to the benefit of the respective legal and personal representatives, devisees, heirs, successors, and assigns of Payors and the holder hereof.

          This Note is issued pursuant to, and subject to the terms and conditions of that certain Stock Purchase Agreement between Payor and Payee dated January 18, 1995.


                                    PAYOR:

                                    /s/ PAUL SUTTON
                                    -------------------------------------
                                        PAUL SUTTON